MUNIHOLDINGS
FLORIDA INSURED
FUND



[FUND LOGO]
STRATEGIC
          Performance



Semi-Annual Report

February 28, 1998



This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Florida Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings Florida
Insured Fund
Box 9011
Princeton, NJ
08543-9011                                          #HOLDFL -- 2/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MUNIHOLDINGS FLORIDA INSURED FUND

The Benefits and
Risks of
Leveraging

MuniHoldings Florida Insured Fund has the ability to leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares do not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

Managed Dividend
Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



              MuniHoldings Florida Insured Fund, February 28, 1998

DEAR SHAREHOLDER

We are pleased to provide you with this first semi-annual report for MuniHoldings Florida Insured Fund. In this and future reports to shareholders, we will highlight the Fund's performance, describe the recent investment environment and outline investment activities. The Fund seeks to provide shareholders with current income exempt from Federal income tax and the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax, by investing in a portfolio of long-term, investment grade municipal obligations.

Since inception (September 26, 1997) through February 28, 1998, the Common Shares of MuniHoldings Florida Insured Fund earned $0.375 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 5.63%, based on a month-end per share net asset value of $15.61. Over the same period, the total investment return on the Fund's Common Shares was +6.13%, based on a change in per share net asset value from $15.00 to $15.61, and assuming reinvestment of $0.308 per share income dividends.

Since inception (September 26, 1997) through February 28, 1998, the Fund's Preferred Shares had an average yield of 2.70% for Series A and 2.97% for Series B.

The Municipal Market Environment
During the six months ended February 28, 1998, bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. More recently, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended February 28, 1998, US Treasury bond yields declined approximately 70 basis points (0.70%) to 5.92%. Long-term municipal revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 30 basis points to end the February period at 5.36%. Tax-exempt bond yields have not been at these levels since the mid-1970s.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated to any significant extent in the tax-exempt market. Consequently, municipal bond yields have not declined as dramatically as have taxable US Treasury securities. The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. Over the last six months, over $125 billion in new long-term municipal bonds were underwritten, an increase of over 35% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 billion in new long-term municipal securities were issued during the last three months, an increase of over 40% compared to the same three-month period ended February 28, 1997. During the past month, over $20 billion in new long-term municipal securities were underwritten, representing an increase of over 50% compared to the February 1997 level and the largest February issuance ever.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Going forward, Asian consumer demand for US products is likely to decline in response to diminished Asian economic growth. Perhaps more important, it is likely that, barring a dramatic and unexpected resurgence in domestic growth and inflation, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the recent Asian market turmoil can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $200 billion -- $225 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $30 billion in January and February coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of February
1998), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
Since the Fund's inception, our primary strategy has been to maintain a fully invested position. During this period, we were constructive on the interest rate outlook and focused on the purchase of bonds with price appreciation potential while seeking to provide an attractive level of tax-exempt income. This strategy enabled the Fund to perform extremely well in the declining interest rate environment recently witnessed in the tax-exempt fixed-income market.

Looking ahead, we expect to remain constructive on interest rates. A slower growth, low inflation economic environment should continue to supply a positive backdrop for debt securities, and the relatively tight technical supply/demand outlook for municipal bonds will likely cushion any temporary down moves in tax-exempt bond prices.

In Conclusion
We appreciate your ongoing interest in MuniHoldings Florida Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT A. DIMELLA
Robert A. DiMella
Vice President and Portfolio Manager

April 3, 1998



Portfolio Insurance
MuniHoldings Florida Insured Fund seeks to provide its shareholders with the benefits of an insured municipal bond portfolio. Previously, the Fund generally achieved this objective by limiting at least 80% of portfolio investments to municipal bonds insured under policies obtained by the issuer or another party, including the Fund itself, and issued by insurance carriers with claims paying ability ratings of AAA or its equivalent from at least two nationally recognized rating agencies, such as Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or Fitch IBCA, Inc. In order to increase the Fund's flexibility to obtain appropriate investments, the Fund has modified its practice with respect to the ratings criteria it applies to the carriers that provide insurance for the municipal bonds in its portfolio. Currently, the Fund may also invest in municipal bonds insured by, or may itself purchase an insurance policy for all or a portion of its municipal bond portfolio from, an insurance carrier with a claims paying ability rating of AAA or its equivalent from at least one of such nationally recognized rating agencies. There can be no assurance that insurance of the kind described above will continue to be available to the Fund, and the Fund has reserved its right to modify its criteria for portfolio insurance, or discontinue its policy of maintaining an insured portfolio if such insurance is no longer available or if the cost of such insurance outweighs its benefits to the Fund. Although we periodically review the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under the circumstances of any claim thereunder.




                                                                         MuniHoldings Florida Insured Fund, February 28, 1998

SCHEDULE OF INVESTMENTS                                                                                         (in Thousands)

                       S&P          Moody's        Face                                                                Value
STATE                 Ratings       Ratings       Amount       Issue                                                 (Note 1a)

Florida -- 95.0%       AAA           Aaa          $4,000       Bay County, Florida, Water System Revenue Bonds,
                                                               5.125% due 9/01/2022 (b)                               $3,953
                       AAA           Aaa           1,500       Brevard County, Florida, School Board, COP, Series
                                                               B, 5.50% due 7/01/2021 (c)                              1,545
                                                               Broward County, Florida, HFA, M/F Housing Revenue
                                                               Bonds (Heron Pointe Apartments Project), AMT, Series
                                                               A (d):
                       AAA           Aaa             800       5.65% due 11/01/2022                                      813
                       AAA           Aaa           1,250       5.70% due 11/01/2029                                    1,271
                       A1+           NR*           3,075       Broward County, Florida, HFA, M/F Housing Revenue
                                                               Refunding Bonds, VRDN (Southern Pointe Project),
                                                               3.40% due 5/15/2027 (a)(h)                              3,075
                       AAA           Aaa           1,650       Broward County, Florida, Professional Sports
                                                               Facilities, Tax Revenue Bonds (Civic Arena Project),
                                                               Series A, 5.625% due 9/01/2028 (b)                      1,717
                       NR*           Aaa           9,000       Clay County, Florida, HFA, S/F Mortgage Revenue Bonds
                                                               (Multi-County), AMT, 5.45% due 4/01/2031 (e)            8,999
                       AAA           Aaa           2,500       Cocoa, Florida, Water and Sewer Revenue Improvement
                                                               Bonds, 5.75% due 10/01/2017 (i)                         2,676
                       NR*           NR*           4,440       Collier County, Florida, IDA, IDR, Refunding
                                                               (Southern States Utilities), AMT, 6.50% due
                                                               10/01/2025                                              4,729
                                                               Dade County, Florida, Aviation Revenue Bonds (Miami
                                                               International Airport), AMT, Series B (d):
                       AAA           Aaa           1,500       5.125% due 10/01/2017                                   1,488
                       AAA           Aaa           8,450       5.125% due 10/01/2022                                   8,282
                       AAA           Aaa           6,500       Dade County, Florida, Aviation Revenue Bonds, Series
                                                               B, 5.60% due 10/01/2026 (b)                             6,774
                                                               Dade County, Florida, HFA, M/F Mortgage Revenue Bonds
                                                               (Golden Lakes Apartments Project), AMT, Series A:
                       NR*           NR*           1,335       5.95% due 11/01/2027                                    1,359
                       NR*           NR*           1,445       6.05% due 11/01/2039                                    1,470
                                                               Dade County, Florida, HFA, M/F Mortgage Revenue Bonds
                                                               (Siesta Pointe Apartments), AMT, Series A (d):
                       AAA           Aaa           1,225       5.65% due 9/01/2017                                     1,244
                       AAA           Aaa           1,700       5.70% due 9/01/2022                                     1,735
                       AAA           Aaa           1,890       5.75% due 9/01/2029                                     1,929
                       AA-           VMIG1+          900       Dade County, Florida, IDA, Exempt Facilities Revenue
                                                               Refunding Bonds (Florida Power and Light Company),
                                                               VRDN, 3.65% due 6/01/2021 (a)                             900
                                                               Dade County, Florida, Water and Sewer System Revenue
                                                               Bonds (i):
                       AAA           Aaa           1,885       5.375% due 10/01/2016                                   1,941
                       AAA           Aaa          11,930       5.50% due 10/01/2025                                   12,306
                                                               Duval County, Florida, HFA, S/F Mortgage Revenue
                                                               Bonds, AMT (e):
                       NR*           Aaa           1,000       5.25% due 10/01/2018                                      995
                       NR*           Aaa           3,300       5.30% due 4/01/2031                                     3,279
                       NR*           Aaa           2,500       Escambia County, Florida, HFA, S/F Mortgage Revenue
                                                               Bonds (Multi-County Program), AMT, Series C, 5.80% due
                                                               10/01/2019 (e)                                          2,576
                       AAA           Aaa           1,675       Florida HFA (Lago Village Apartments Projects), AMT,
                                                               Series F, 5.90% due 12/01/2027 (c)                      1,749
                       AAA           Aaa          11,000       Florida HFA, RITR, AMT, Series 12, 7.72% due 7/01/2029
                                                               (b)(g)                                                 11,770
                                                               Florida State Department of Transportation (Right of
                                                               Way Acquisition and Bridge):
                       AA+           Aa2           1,000       5.50% due 7/01/2021                                     1,029
                       AA+           Aa2          10,000       5.375% due 7/01/2026                                   10,135
                                                               Florida State Mid-Bay Bridge Authority Revenue Bonds,
                                                               Series A (c):
                       NR*           Aaa           3,400       5.45%** due 10/01/2022                                    947
                       NR*           Aaa           5,000       5.45%** due 10/01/2023                                  1,320
                       AAA           Aaa           6,245       Fort Myers, Florida, Improvement Revenue Refunding
                                                               Bonds, Series A, 5% due  12/01/2022 (c)                 6,114
                       A             NR*             365       Halifax Hospital Medical Center, Florida, Health Care
                                                               Facilities Revenue Bonds (Halifax Management Systems),
                                                               Series A, 5% due 4/01/2012                                360
                       AAA           Aaa           5,700       Hillsborough County, Florida, Aviation Authority,
                                                               Revenue Refunding Bonds (Tampa International Airport),
                                                               Series B, 5.125% due 10/01/2017 (c)                     5,683
                       AAA           Aaa           3,000       Hillsborough County, Florida, Port District, Special
                                                               Revenue Refunding Bonds (Tampa Port Authority), AMT,
                                                               6% due 6/01/2020 (d)                                    3,238
                       NR*           Aaa           2,415       Homestead, Florida, Water and Wastewater Revenue
                                                               Refunding Bonds, 5.25% due 10/01/2027 (c)               2,425
                       NR*           Aaa           6,000       Indian Trace Community Development District, Florida,
                                                               Water Management (Special Benefit Assessment), 5% due
                                                               5/01/2027 (b)                                           5,865
                                                               Jacksonville, Florida, Health Facilities Authority,
                                                               Hospital Revenue Bonds:
                       AAA           Aaa          12,225       (Charity Obligation Group), Series A, 5.125% due
                                                               8/15/2027 (b)                                          12,015
                       NR*           VMIG1+          200       Refunding (Genesis Rehabilitation Hospital), VRDN,
                                                               3.70% due 5/01/2021 (a)                                   200
                       AA-           Aa            2,000       Lakeland, Florida, Electric and Water Revenue Bonds,
                                                               5.50% due 10/01/2026                                    2,065
                       AAA           Aaa          12,500       Lakeland, Florida, Hospital Systems Revenue Refunding
                                                               Bonds (Lakeland Regional Medical Center), Series A,
                                                               5% due 11/15/2022 (b)                                  12,204
                                                               Leon County, Florida, School Board, COP (Master Lease
                                                               Program) (b):
                       AAA           Aaa           2,460       5.125% due 7/01/2017                                    2,467
                       AAA           Aaa           1,000       5.125% due 7/01/2022                                      986
                       AAA           Aaa           1,000       Manatee County, Florida, School Board, COP, 6.125% due
                                                               7/01/2006 (b)(f)                                        1,140
                       AAA           Aaa           3,665       Martin County, Florida, Health Facilities Authority,
                                                               Hospital Revenue Bonds (Martin Memorial Medical Center
                                                               Project), Series A, 5.375% due 11/15/2024 (b)           3,717
                                                               Miami-Dade County, Florida, Special Obligation Revenue
                                                               Bonds, Series B (b):
                       AAA           Aaa          15,000       5.66%** due 10/01/2033                                  2,167
                       AAA           Aaa          10,885       5.66%** due 10/01/2034                                  1,487
                       AAA           Aaa          16,340       5.61%** due 10/01/2035                                  2,111
                       AAA           Aaa           4,000       North Broward, Florida, Hospital District Revenue
                                                               Refunding and Improvement Bonds, 5.375% due 1/15/2024
                                                               (b)                                                     4,054
                       AAA           Aaa           3,340       Okaloosa County, Florida, Gas District Revenue Bonds
                                                               (Gas Systems), Series A, 5.625% due 10/01/2023 (b)      3,524
                       AAA           NR*           1,000       Orange County, Florida, HFA, M/F Housing Revenue Bonds
                                                               (Metro Place Apartments), AMT, Series A, 5.35% due
                                                               10/01/2023 (h)                                            994
                       NR*           Aaa          10,000       Orange County, Florida, School Board, COP, Refunding,
                                                               Series A, 5.375% due 8/01/2022 (b)                     10,155
                       AAA           Aaa           7,000       Orange County, Florida, Tourist Development Tax
                                                               Revenue Refunding Bonds, 5.125% due 10/01/2021 (b)      6,972
                                                               Pinellas County, Florida, HFA, S/F Housing Revenue
                                                               Bonds (Multi-County Program) (e):
                       NR*           Aaa           1,500       AMT, Series A-1, 5.30% due 9/01/2030                    1,493
                       NR*           Aaa           1,395       Series A-2, 5.05% due 3/01/2015                         1,390
                       AAA           Aaa           6,765       Port Saint Lucie, Florida, Utility Revenue Refunding
                                                               and Improvement Bonds, Series A, 5.125% due 9/01/2027
                                                               (b)                                                     6,679
                       AAA           Aaa           7,095       Saint John's County, Florida, IDA, IDR (Professional
                                                               Golf Hall of Fame Project), 5.875% due 9/01/2023 (b)    7,583
                       AAA           Aaa          10,000       Saint Petersburg, Florida, Excise Tax Revenue
                                                               Refunding Bonds, 5.15% due 10/01/2013 (i)              10,143
                       AAA           Aaa           4,550       South Broward Hospital District, Florida, Revenue
                                                               Refunding Bonds, 5.25% due 5 /01/2021 (b)              4, 550
                       AAA           Aaa           2,750       South Miami, Florida, Health Facilities Authority,
                                                               Hospital Revenue Refunding Bonds (Baptist Health
                                                               Systems Obligation Group), 5.50% due 10/01/2020 (b)     2,824
                       AAA           Aaa           5,000       Tampa, Florida, Health Systems Revenue Bonds
                                                               (Catholic Health), Series A-1, 4.875% due 11/15/2023
                                                               (b)                                                     4,771
                                                               Tampa, Florida, Utility Tax Improvement Bonds (c):
                       AAA           Aaa           3,335       5.13%** due 10/01/2016                                  1,315
                       AAA           Aaa           1,100       5.50%** due 10/01/2019                                    366
                                                               Tampa-Hillsborough County, Florida, Expressway
                                                               Authority, Revenue Refunding Bonds (c):
                       AAA           Aaa           1,000       5.125% due 7/01/2017                                    1,003
                       AAA           Aaa          10,000       5% due 7/01/2027                                        9,774
                                                               Village Center Community Development District,
                                                               Florida, Recreational Revenue Refunding Bonds, Series
                                                               A (b):
                       AAA           Aaa           2,560       5.50% due 11/01/2012                                    2,693
                       AAA           Aaa           2,815       5.50% due 11/01/2013                                    2,953
                       AAA           Aaa          10,025       5% due 11/01/2021                                       9,806

Puerto Rico -- 5.4%    AAA           Aaa          15,000       Puerto Rico Commonwealth, Infrastructure Financing
                                                               Authority, Special Tax Revenue Bonds, Series A, 5%
                                                               due 7/01/2021 (c)                                      14,735

Utah -- 5.1%           A1+           VMIG1+       13,900       Emery County, Utah, PCR, Refunding (Pacificorp
                                                               Projects), VRDN, 3.65% due 11/01/2024 (a)(c)           13,900
                                                                                                                  ----------
                       Total Investments (Cost -- $282,645) -- 105.5%                                                287,927

                       Liabilities in Excess of Other Assets -- (5.5%)                                               (15,120)
                                                                                                                  ----------
                       Net Assets -- 100.0%                                                                         $272,807
                                                                                                                  ==========

                   (a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 1998.
                   (b) MBIA Insured.
                   (c) AMBAC Insured.
                   (d) FSA Insured.
                   (e) GNMA and FNMA Collateralized.
                   (f) Prerefunded.
                   (g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 1998.
                   (h) FNMA Collateralized.
                   (i) FGIC Insured.
                    *  Not Rated.
                   **  Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                    +  Highest short-term rating by Moody's Investors Service, Inc.

                       See Notes to Financial Statements.




Quality Profile

The quality ratings of securities in the Fund as of February 28, 1998 were as follows:

                                                       Percent of
S&P Rating/Moody's Rating                              Net Assets*

AAA/Aaa                                                  91.1%
AA/Aa                                                     4.9
A/A                                                       0.1
NR (Not Rated)                                            2.8
Other+                                                    6.6

+ Temporary investments in short-term municipal investments.
* Total may not equal 100%.



Portfolio
Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of some of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RITR  Residual Interest Trust Receipts
S/F   Single-Family
VRDN  Variable Rate Demand Notes





STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of February 28, 1998

Assets:        Investments, at value (identified cost -- $282,645,193) (Note 1a)                             $287,927,474
               Cash                                                                                                76,819
               Interest receivable                                                                              4,080,327
               Deferred organization expenses (Note 1e)                                                            13,449
                                                                                                             ------------
               Total assets                                                                                   292,098,069
                                                                                                             ------------

Liabilities:   Payables:
               Securities purchased                                                       $18,929,145
               Investment adviser (Note 2)                                                     87,485
               Dividends to shareholders (Note 1f)                                             32,137          19,048,767
                                                                                         ------------
               Accrued expenses and other liabilities                                                             241,939
                                                                                                             ------------
               Total liabilities                                                                               19,290,706
                                                                                                             ------------

Net Assets:    Net assets                                                                                    $272,807,363
                                                                                                             ============

Capital:       Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
               Preferred Shares, par value $.10 per share (4,190 shares of AMPS* issued
               and outstanding at $25,000 per share liquidation preference)                                  $104,750,000
               Common Shares, par value $.10 per share (10,762,707 shares issued and
               outstanding)                                                                $1,076,271
               Paid-in capital in excess of par                                           159,102,204
               Undistributed investment income -- net                                         774,593
               Undistributed realized capital gains on investments -- net                   1,822,014
               Unrealized appreciation on investments -- net                                5,282,281
                                                                                         ------------
               Total -- Equivalent to $15.61 net asset value per Common Share (market
               price -- $15.8125)                                                                             168,057,363
                                                                                                             ------------
               Total capital                                                                                 $272,807,363
                                                                                                             ============

             * Auction Market Preferred Shares.

               See Notes to Financial Statements.






STATEMENT OF OPERATIONS

                        For the Period September 26, 1997+ to February 28, 1998

Investment              Interest and amortization of premium and discount earned                                 $5,696,192
Income (Note 1d):

Expenses:               Investment advisory fees (Note 2)                                       $600,071
                        Commission fees (Note 4)                                                  96,559
                        Accounting services (Note 2)                                              21,117
                        Professional fees                                                         19,526
                        Trustees' fees and expenses                                                9,381
                        Transfer agent fees                                                        8,806
                        Listing fees                                                               7,004
                        Custodian fees                                                             5,126
                        Printing and shareholder reports                                           3,268
                        Pricing fees                                                               2,949
                        Amortization of organization expenses (Note 1e)                            1,338
                        Other                                                                      2,470
                                                                                            ------------
                        Total expenses before reimbursement                                      777,615
                        Reimbursement of expenses (Note 2)                                      (446,864)
                                                                                            ------------
                        Total expenses after reimbursement                                                          330,751
                                                                                                               ------------
                        Investment income -- net                                                                  5,365,441
                                                                                                               ------------

Realized &              Realized gain on investments -- net                                                       1,822,014
Unrealized Gain on      Unrealized appreciation on investments -- net                                             5,282,281
Investments --                                                                                                 ------------
Net (Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $12,469,736
                                                                                                               ============

                      + Commencement of operations.

                        See Notes to Financial Statements.






STATEMENT OF CHANGES IN NET ASSETS

                                                                                                               For the Period
                                                                                                               Sept. 26, 1997+
                        Increase (Decrease) in Net Asset Value:                                               to Feb. 28, 1998

Operations:             Investment income -- net                                                                 $5,365,441
                        Realized gain on investments -- net                                                       1,822,014
                        Unrealized appreciation on investments -- net                                             5,282,281
                                                                                                               ------------
                        Net increase in net assets resulting from operations                                     12,469,736
                                                                                                               ------------

Dividends to            Investment income -- net:
Shareholders            Common Shares                                                                            (3,312,102)
(Note 1f):              Preferred Shares                                                                         (1,278,746)
                                                                                                               ------------
                        Net decrease in net assets resulting from dividends to shareholders                      (4,590,848)
                                                                                                               ------------

Capital Share           Net proceeds from issuance of Common Shares                                             161,250,000
Transactions            Proceeds from issuance of Preferred Shares                                              104,750,000
(Notes 1e & 4):         Value of shares issued to Common Shareholders in reinvestment of dividends                   94,307
                        Offering and underwriting costs resulting from the issuance of Common Shares               (340,658)
                        Offering and underwriting costs resulting from the issuance of Preferred Shares            (925,179)
                                                                                                               ------------
                        Net increase in net assets derived from capital share transactions                      264,828,470
                                                                                                               ------------

Net Assets:             Total increase in net assets                                                            272,707,358
                        Beginning of period                                                                         100,005
                                                                                                               ------------
                        End of period*                                                                         $272,807,363
                                                                                                               ============

                      * Undistributed investment income -- net                                                     $774,593
                                                                                                               ============
                      + Commencement of operations.

                        See Notes to Financial Statements.






FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                    For the Period
                                                                                                              Sept. 26, 1997+
                                                                                                             to Feb. 28, 1998
                    Increase (Decrease) in Net Asset Value:
Per Share           Net asset value, beginning of period                                                           $15.00
Operating                                                                                                    ------------
Performance:        Investment income -- net                                                                          .46
                    Realized and unrealized gain on investments -- net                                                .66
                                                                                                             ------------
                    Total from investment operations                                                                 1.12
                                                                                                             ------------

                    Less dividends to Common Shareholders:
                    Investment income -- net                                                                         (.31)
                                                                                                             ------------
                    Capital charge resulting from issuance of Common Shares                                          (.03)
                                                                                                             ------------
                    Effect of Preferred Share activity:++
                    Dividends to Preferred Shareholders:
                    Investment income -- net                                                                         (.08)
                                                                                                             ------------
                    Capital charge resulting from issuance of Preferred Shares                                       (.09)
                                                                                                             ------------
                    Total effect of Preferred Share activity                                                         (.17)
                                                                                                             ------------
                    Net asset value, end of period                                                                 $15.61
                                                                                                             ============
                    Market price per share, end of period                                                        $15.8125
                                                                                                             ============

Total Investment    Based on market price per share                                                                  7.51%++++
Return:**                                                                                                    ============
                    Based on net asset value per share                                                               6.13%++++
                                                                                                             ============

Ratios to Average   Expenses, net of reimbursement                                                                    .30%*
Net Assets:***                                                                                               ============
                    Expenses                                                                                          .71%*
                                                                                                             ============
                    Investment income -- net                                                                         4.92%*
                                                                                                             ============

Supplemental        Net assets, net of Preferred Shares, end of period (in thousands)                            $168,057
Data:                                                                                                        ============
                    Preferred Shares outstanding, end of period (in thousands)                                   $104,750
                                                                                                             ============
                    Portfolio turnover                                                                              57.71%
                                                                                                             ============

Leverage:           Asset coverage per $1,000                                                                      $2,604
                                                                                                             ============

Dividends           Series A -- Investment income -- net                                                             $291
Per Share on                                                                                                 ============
Preferred Shares    Series B -- Investment income -- net                                                             $320
Outstanding:                                                                                                 ============

                  * Annualized.
                 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                *** Do not reflect the effect of dividends to Preferred Shareholders.
                  + Commencement of operations.
                 ++ The Fund's Preferred Shares were issued on October 16, 1997.
               ++++ Aggregate total investment return.

                    See Notes to Financial Statements.




               MuniHoldings Florida Insured Fund, February 28, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on September 26, 1997, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Shares on September 18, 1997 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund will determine and make available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFL. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including any proceeds from the sale of Preferred Shares. For the period September 26, 1997 to February 28, 1998, FAM earned fees of $600,071, of which $446,864 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period September 26, 1997 to February 28, 1998 were
$377,894,852 and $129,138,170, respectively.

Net realized gains for the period September 26, 1997 to February 28, 1998 and net unrealized gains as of February 28, 1998 were as follows:

                                   Realized          Unrealized
                                    Gains              Gains

Long-term investments            $1,822,014          $5,282,281
                               ------------        ------------
Total                            $1,822,014          $5,282,281
                               ============        ============

As of February 28, 1998, net unrealized appreciation for Federal income tax purposes aggregated $5,282,281, of which $5,655,266 related to appreciated securities and $372,985 related to depreciated securities. The aggregate cost of investments at February 28, 1998 for Federal income tax purposes was $282,645,193.

4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of holders of Common Shares.

Common Shares
Shares issued and outstanding during the period September 26, 1997 to February 28, 1998 increased by 10,750,000 from shares sold and by 6,040 as a result of dividend reinvestment.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are shares of Preferred
Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at February 28, 1998 were as follows: Series A, 3.40% and Series B, 3.20%.

As of February 28, 1998, there were 4,190 AMPS shares authorized, issued and outstanding, with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period September 26, 1997 to February 28, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $93,263 as commissions.

5. Subsequent Event:
On March 9, 1998, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.067416 per share, payable on March 30, 1998 to shareholders of record as of March 23, 1998.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents:
Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MFL